SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2011

99¢ ONLY STORES
(Exact Name of Registrant as Specified in Charter)

California	1-11735	95-2411605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 East Union Pacific Avenue
City of Commerce, California                                                                           90023
(Address of Principal Executive Offices)                                                                                                (Zip Code)

Registrant’s telephone number, including area code: (323) 980-8145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On December 5, 2011, 99¢ Only Stores (the “Company”), Number Holdings, Inc. (“Parent”) and affiliates of Ares Management LLC and the Canada Pension Plan Investment Board (together, the “Sponsors”) issued a press release announcing that Number Merger Sub, Inc., a subsidiary of Parent controlled by the Sponsors, intends to commence an offering through a private placement, subject to market and other conditions, on or about December 5, 2011, of $250 million in aggregate principal amount of senior notes due 2019 (the “Notes”). The Notes are being issued in connection with the previously announced acquisition (the “Acquisition”) of the Company by the Sponsors through the merger of Merger Sub with and into the Company. Upon consummation of the Acquisition, the Company will assume all of the obligations of Merger Sub under the Notes. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Where You Can Find Additional Information

In connection with the Acquisition, the Company has filed a preliminary proxy statement and other materials with the Securities and Exchange Commission (the "SEC"). THE COMPANY URGES INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT AND THE OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ACQUISITION. Investors may obtain free copies of the definitive proxy statement (when available) as well as other filed documents containing information about the Company at http://www.sec.gov, the SEC's free internet site.

The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Acquisition. Information regarding the officers and directors of the Company is included in the Definitive Proxy Statement on Schedule 14A filed with the SEC on July 27, 2011, with respect to the 2011 Annual Meeting of Shareholders of the Company. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials filed with SEC in connection with the Acquisition.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibit

Exhibit No.	Description

99.1	Press Release dated December 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

99¢ ONLY STORES

Date: December 6, 2011	By: /s/ Eric Schiffer
Eric Schiffer
Chief Executive Officer